UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 13, 2026

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 13, 2026, Ashford Pier House LP and Ashford TRS Pier House LLC, indirect subsidiaries of Braemar Hotels & Resorts Inc. (the “Company”), entered into an Agreement of Purchase and Sale (the “Agreement”) with Last Mango Owner LLC following the conclusion of the Study Period (as defined in the Agreement), for the sale of the Pier House Resort & Spa located in Key West, Florida for a total purchase price of $190.0 million in cash, subject to customary prorations and adjustments.

The Agreement contains terms, conditions, covenants, representations and warranties, and indemnities from each of the respective parties that are customary and typical for a transaction of this nature. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that the sale transaction will be completed on the general terms described above or at all.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 14, 2026, Ashford Yountville LP, Ashford Yountville II LP, Ashford Sarasota LP, Ashford TRS Sarasota Residence LLC, Ashford TRS Yountville LLC, Ashford TRS Yountville II LLC and Ashford TRS Sarasota LLC (together “Seller”), indirect subsidiaries of the Company, completed the sale of: (i) The Ritz-Carlton Sarasota located in Sarasota, Florida, (ii) the Hotel Yountville located in Yountville, California, and (iii) the Bardessono Hotel and Spa located in Yountville, California pursuant to an Agreement of Purchase and Sale, dated as of June 4, 2026, by and among Seller and BRDO Property, LLC, YNTV Property, LLC, 1776 Sarasota Associates, and 1776 Sarasota Golf Associates, as purchaser, for $437.5 million in cash, subject to customary prorations and adjustments

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(b)    The unaudited pro forma financial information for the Company as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)    Exhibits

Exhibit Number         Description

99.1    Unaudited Pro Forma Financial Information of Braemar Hotels & Resorts Inc.
101    Inline Interactive Data Files.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: July 17, 2026	By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary